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Exhibit 99.1        Letter from PricewaterhouseCoopers LLP regarding its
                    agreement with the disclosure provided under Item 4, pursuant to paragraph (b).



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                            [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]




                                        April 7, 1999




U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

            Re:   GA Financial, Inc.
                  4750 Clairton Boulevard, Pittsburgh, Pennsylvania  15236
                  Form 8-K/A, dated February 24, 1999 and filed on April 7, 1999 Commission File Number 1-14154

Dear Commissioners:

      We have read the statements made by GA Financial, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of GA Financial, Inc.'s Amendment No. 1 to the Current Report on Form 8-K/A dated February 24, 1999 and filed on April 7, 1999. We agree with the statements concerning our Firm in such Form 8-K/A.

                                     Very truly yours,

                                     /s/ PricewaterhouseCoopers LLP

                                     PRICEWATERHOUSECOOPERS LLP